SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Multi-Strategy Growth & Income Fund

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required.

☐       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

________________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

4)	Proposed maximum aggregate value of transaction:

________________________________________________________________________________

5)	Total fee paid:

________________________________________________________________________________

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

________________________________________________________________________________

2)	Form, Schedule or Registration Statement No.:

________________________________________________________________________________

3)	Filing Party:

________________________________________________________________________________

4)	Date Filed:

_______________________________________________________________________________

MULTI-STRATEGY GROWTH & INCOME FUND

Initiative Machine Script

Hello.

I am calling on behalf of your investment with Multi-Strategy Growth & Income Fund.

There is currently an important initiative being undertaken by the Multi-Strategy Growth & Income Fund.

Please contact us as soon as possible for more information at 1-800-431-9633 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Thank you for your attention to this important matter. Have a Good Day.